UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2012

Unwired Planet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard

Redwood City, California 94063

(Address of Principal Executive Offices) (Zip Code)

(650) 480-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 8, 2012, Unwired Planet, Inc. (“Unwired Planet”) issued a press release which commented on the pending patent investigation against Apple and Research-in-Motion in the International Trade Commission. A copy of the press release is furnished as Exhibit 99.1 to this report. On October 8, 2012, Unwired Planet also posted a blog to comment on the pending patent investigation at www.unwiredplanet.com/blog. Unwired Planet may issue additional updates from time to time at this site.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Unwired Planet, Inc. on October 8, 2012.

The information in Item 8.01 of this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in Item 8.01 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Unwired Planet, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding Unwired Planet’s expectations regarding the impact of the Markman order. All statements other than statements of historical fact contained in this Current Report on Form 8-K and Exhibit 99.1 are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause Unwired Planet’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. These forward-looking statements are subject to a number of risks, including the uncertainty of the impact of the Markman order, the ability of Unwired Planet to realize anticipated results of its plan and strategy, the ability of Unwired Planet to implement and execute its plan and strategy as well as those risk factors discussed in filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K filed on September 7, 2012, and any subsequently filed reports on Forms 10-Q and 8-K. Unwired Planet undertakes no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unwired Planet, Inc.

	By:	/s/ Anne Brennan
Dated: October 9, 2012	Name:	Anne Brennan
	Title:	Chief Financial Officer